From: Rick Smith
Sent: Friday, July 21, 2017 2:18 AM
To: Jerry Craig
Subject: Resignation

Major League Football Inc.
6230 University Parkway, Suite 301
Sarasota, FL 34240

July 20, 2017

Jerry C. Craig - President & CEO

Mr Craig,

Please accept my resignation as COO from the company and its Board of Directors immediately.

I know that the time and work I've done and relationships created will help MLFB move forward continuing in a very positive direction.

Thank you,

Rick

Rick Smith - COO
Major League Football, Inc.
6230 University Parkway
Sarasota, FL 34240
844-[illegible]
941-536-0000
833-[illegible]
www.mlfb.com
register.mlfb.net

Sent from my Verizon Wireless 4G LTE smartphone

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